Contingencies	12 Months Ended
Dec. 31, 2025
Contingencies
Contingencies

Note 28. Contingencies

From time to time, and in the ordinary course of business, the Company may be subject to certain claims, charges and litigation. Management regularly analyzes current information pertaining to ongoing cases including, where applicable, the Company’s defense claims and insurance coverage of any potential liability. The Company recognizes provisions for potential liabilities if they have been advised by its legal counsel that it is probable the legal case against the Company will be successful. In some instances, the ultimate outcome of these cases may have a material impact on the Company’s financial position and earnings.

In March 2026, the Company and its affiliates reached a settlement agreement with Sportscastr, Inc. (d/b/a PANDA (“PANDA”)) in which PANDA dismissed its litigation claims against the Company with prejudice. The claims alleged that Sportradar branded products involving the provision of live data and content in live video streams infringe certain claims of three asserted patents and violations of antitrust laws. Litigation costs of €35.1 million, inclusive of the settlement payment to PANDA, are recognized within other operating expenses in the statement of profit and comprehensive income for the year ended December 31, 2025.

Other than as disclosed above, the Company considers that no material loss to the Company is expected to result from these claims and legal proceedings.